Exhibit 10.40

Senior Vice President, Federal Government Sales

Fiscal 2007 Compensation Plan

1.

Total Federal Government Revenue Incentive

Quarterly incentive target of $50,000 based upon 100% of plan product revenue for the Federal Government business, determined on a cumulative basis. To obtain the amount of incentive earned, the target will be multiplied by the percent of plan achieved to date and the multiplier from the Multiplier Schedule (item 2) below.  Incentive amounts earned will be paid after the end of each quarter, in accordance with the standard commission payment schedule.

2.

Multiplier Schedule

% of Plan:

Multiplier:

<50%

0.0

50 – 59.99%

0.5

60 – 69.99%

0.6

70 – 79.99%

0.7

80 – 89.99%

0.8

90 – 99.99%

0.9

100 – 109.99%

1.0

110 – 119.99%

1.2

120 – 129.99%

1.4

130 – 139.99%

1.6

140 – 149.99%

1.8

>150%

2.0

Agreed and Approved:

_____________________________________________________

Gary Lau

Date

Senior VP, Federal Government Sales

_____________________________________________________

C. Nicholas Keating

Date

President & C.E.O.

_____________________________________________________

John McGrath

Date

Vice President & C.F.O.